                                                                 Exhibit 10.10


                               THIRD AMENDMENT TO
                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT

         This THIRD AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Third Amendment") is made as of September 26, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); CITADEL BROADCASTING COMPANY, a Nevada corporation ("Citadel"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois, which was formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW
W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co- Investors"); PHILIP J. URSO ("Urso"); and PHILLIP NORTON, RICHARD POHOLEK, KAREN KUTNIEWSKI, PAT BOWEN, TOM JENKINS, JULIET RICE, JEFF THOMPSON, M. LINDA URSO and MARK URSO (collectively, the "Urso Co-Investors").


                                    RECITALS

         A. As of June 28, 1996, certain parties to this agreement entered into that certain Securities Purchase and Exchange Agreement, as amended by the First Amendment thereto dated as of December 31, 1996 and the Second Amendment thereto dated as of March 17, 1997 (the "Securities Purchase and Exchange Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Securities Purchase and Exchange Agreement.

         B. Urso and certain Urso Co-Investors are the sole owners of all of the outstanding stock of Urso Major Broadcasting Company, a Rhode Island corporation ("Urso Major"). As of June 6, 1997, the Company, Citadel, Urso Major, Urso and certain Urso Co-Investors entered into that certain Merger Agreement (the "Urso Major Merger Agreement"). Pursuant to the Urso Major Merger Agreement, Urso Major and Citadel will merge, with Citadel to be the surviving corporation. In consideration of the Urso Major Merger, Urso and certain Urso Co-Investors will receive Series F Preferred Stock. Urso and certain Urso Co-Investors are the sole owners of all of the outstanding equity interests in Bear Broadcasting Limited Liability Company, a Rhode Island limited liability company ("Bear"). As of June 6, 1997, the Company, Citadel, Bear, Urso and certain Urso Co- Investors entered into that certain Merger Agreement (the "Bear Merger Agreement", and collectively with the Urso Major Merger Agreement, the "Urso Merger Agreements"). Pursuant to the Bear Merger Agreement, Bear and Citadel will merge, with Citadel to be the surviving corporation. In consideration of the Bear Merger, Urso and certain Urso Co-Investors will receive Series F Preferred Stock.

         C. In order to induce Urso and the Urso Co-Investors to consummate the transactions contemplated by the Urso Merger Agreements, the parties to this Third Amendment wish to amend the Securities Purchase and Exchange Agreement to
(i) grant Urso and the Urso Co-Investors all of the rights (and make Urso and the Urso Co-Investors subject to all of the obligations) as Investors under the Securities Purchase and Exchange Agreement and (ii) make Urso and the Urso Co-Investors parties to the Securities Purchase and Exchange Agreement.

         D. In connection with the transactions contemplated by the Urso Merger Agreements , the Company, Urso, the Urso Co-Investors and certain other parties have also agreed to enter into the following agreements, each of even date: that certain Third Amendment to Third Amended and Restated Registration Rights Agreement; that certain Third Amendment to Second Amended and Restated Stockholders Agreement; that certain First Amendment to Third Amended and Restated Voting Agreement; and that certain Security Holder Agreement (the "Urso Proxy") ) (together with this Third Amendment, the Urso Merger Agreements, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Amendment agree as follows:

             1.   Consents.

                  1.1. Each of the parties hereto hereby consents to this Third Amendment and the inclusion of Urso and the Urso Co-Investors as "Investors" under the Securities Purchase and Exchange Agreement pursuant to the terms and conditions of this Third Amendment.

                  1.2. ABRY and ABRY/CIP, in their capacities as the beneficial owners of all of the Series D Preferred Stock, each grants a Consent to the Contemplated Transactions pursuant to Section 11 of the Securities Purchase and Exchange Agreement. Specifically, ABRY and ABRY/CIP Consent:

                           1.2.1. Under Section 11(b) of the Securities
                  Purchase and Exchange Agreement, to the acquisition of a radio station in the Urso Merger Agreements and in that certain Asset Purchase Agreement dated June 6, 1997 between Citadel and Bear Broadcasting Company, in transactions which do not qualify as Qualified Station Acquisitions;

                           1.2.2. Under Section 11(c) of the Securities
                  Purchase and Exchange Agreement, to the issuance of the Series F Preferred Stock in connection with the Contemplated Transactions;

                           1.2.3. Under Section 11(d) of the Securities
                  Purchase and Exchange Agreement, to the amendment of the Amended and Restated Certificate of Incorporation in order to designate the Series F Preferred Stock in connection with the Contemplated Transactions, and to designate the Series G Preferred Stock in connection with certain other transactions entered into, but not yet consummated, by the Company and Citadel with Snider Corporation, an Arkansas corporation, and Snider Broadcasting Corporation, an Arkansas corporation; and

                           1.2.4. Under Section 11(f) of the Securities
                  Purchase and Exchange Agreement, to the amendment of the FINOVA Credit Agreement to reflect the Contemplated Transactions.

             2.   Amendments.

                  2.1. Section 1 of the Securities Purchase and Exchange Agreement is amended by adding the following definitions in appropriate alphabetical order:

                           2.1.1. "Series F Preferred Stock" shall mean the
                  Series F Convertible Preferred Stock of the Company, par value $.001 per share.

                           2.1.2. "Series G Preferred Stock" shall mean the
                  Series G Convertible Preferred Stock of the Company, par value $.001 per share.

                           2.1.3. "Third Amendment" shall mean that Third
                  Amendment to this Agreement dated as of September 26, 1997 among Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, and the Original Investors.

                           2.1.4. "Urso" shall mean and refer to Philip J. Urso.

                           2.1.5. "Urso Co-Investors" shall mean and refer,
                  individually and collectively, to those individuals who are designated on the Signature Pages to the Third Amendment as the "Urso Co-Investors."

                           2.1.6. "Urso Proxy" means the Security Holder
                  Agreement dated as of September 26, 1997, by and among Urso, the Urso Co-Investors, the Company and Citadel.

                           2.1.7. "Urso Stock" means (i) Series F Preferred
                  Stock held by Urso or by the Urso Co-Investors on the date of the Third Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (i) above, and (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

                  2.2. Section 1 of the Securities Purchase and Exchange Agreement is further amended by modifying and/or adding the following language to the following definitions:

                           2.2.1. FINOVA Credit Agreement.  The current
                  definition is deleted and replaced with:

                           "FINOVA Credit Agreement" means the Amended and Restated Loan Agreement by and between Citadel, Citadel License Inc., FINOVA and certain other Lenders (as that term is defined therein), dated as of July 3, 1997, as amended by First Amendment to Loan Instruments dated as of July 15, 1997 and Second Amendment to Loan Instruments dated as of September __, 1997.

                           2.2.2. Seventh Amended and Restated Certificate of
                  Incorporation.  The following definition is added:

                           "Seventh Amended and Restated Certificate of
                           Incorporation" means the Certificate of
                           Incorporation of the Company as amended and in effect on the date of the Third Amendment (immediately after the Seventh Amendment and Restatement thereof).

                           2.2.3. Investor Stock.  The current definition
                  is deleted and replaced with:

                           "Investor Stock" means (i) the Amended and Restated BofA Warrants, (ii) Class B Common Stock held by the BofA Co-Investors on the date hereof, (iii) Class B Common Stock issued or issuable upon the exercise of the Amended and Restated BofA Warrants, (iv) Class A Common Stock issued or issuable upon the conversion of Class B Common Stock described in clause (ii) or clause (iii) above, (v)

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                           Series A Preferred Stock held by BFC on the date
                           hereof, (vi) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (v) above, (vii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement, (viii) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (viii) above,
                           (ix) the Shares, (x) Common Stock issued or issuable upon the conversion of any Share, (xi) Common Stock issued or issuable upon the conversion or exchange of any Common Stock described in clause (x) above or this clause (xi), (xii) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (xiii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause
                           (xii) above, (xiv) Series F Preferred Stock held by Urso or by the Urso Co- Investors on the date of the Third Amendment, (xv) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (xiv) above, and (xvi) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (xv) above or this clause
                           (xvi) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

                           2.2.4. Investors.  The current definition is
                  deleted and replaced with:

                           "Investors" means ABRY, ABRY/CIP, the Existing Investors, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, and their respective heirs, personal representatives, successors and assigns.

                           2.2.5. Registration Rights Agreement.  The
                  current definition is deleted and replaced with:

                           "Registration Rights Agreement" shall mean the Third Amended and Restated Registration Rights Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996, and as of the date of the Third Amendment.

                           2.2.6. Stockholders Agreement.  The current
                  definition is deleted and replaced with:

                           "Stockholders Agreement" shall mean the Second Amended and Restated Stockholders Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996, March 17, 1997 and the date of the Third Amendment.

                           2.2.7. Voting Agreement.  The current definition is
                  deleted and replaced with:

                           "Voting Agreement" shall mean the Third Amended and Restated Voting Agreement dated as of December 31, 1996, as amended as of June __, 1997 and the date of the Third Amendment.

                  2.3. Equity Securities of the Company. Section 8.c. of the Securities Purchase and Exchange Agreement is amended by adding the following at the end of Section 8.c:

                  c.1 Equity Securities of the Company Upon Closing of the Urso Merger Agreements. As of the consummation of the transactions contemplated by the Urso Merger Agreements and immediately thereafter, the authorized Equity Securities of the Company will consist of (a) 28,067,404 shares of Common Stock, (i) of which (A) 15,910,471 shares are voting shares of Class A Common Stock, (B) 156,933 shares are non-voting shares of Class B Common Stock, and (C) 12,000,000 shares are non-voting shares of Class C Common Stock, and (ii) of which 971,208 shares of Class A Common Stock, 18,831.954 shares of Class B Common Stock and 74,488 shares of Class C Common Stock will be issued and outstanding, and (b) 25,763,830 shares of Preferred Stock, of which (i) 750,000 shares will have been designated as the Company's Series A Preferred Stock, of which 746,411.86 shares will be issued and outstanding, (ii) 17,201 shares will have been designated as the Company's Series B Preferred Stock, of which 17,200.724 shares will be issued and outstanding, (iii) 12,000,000 shares will have been designated as the Company's Series C Preferred Stock, of which 1,656,019.934 shares will be issued and outstanding, (iv) 12,000,000 shares will have been designated as the Company's Series D Preferred Stock, of which 1,512,833.766 shares will be issued and outstanding,
         (v) 482,729 shares will have been designated as the Company's Series E Preferred Stock, of which 482,729 shares will be issued and outstanding, (vi) 153,264 shares will have been designated as the Company's Series F Preferred Stock, of which 153,264 shares will be issued and outstanding, and (vii) 360,636 shares will have been designated as the Company's Series G Preferred Stock, of which no shares will be issued and outstanding. Schedule 4 to the Third Amendment lists the names of the beneficial holders of all the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock as of the date of the Third Amendment. Such issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock will be, as of the date of the Third Amendment and immediately thereafter, duly authorized, validly issued, fully paid and nonassessable. As of the date of the Third Amendment and immediately thereafter, neither the Company nor Citadel will have outstanding any stock or securities convertible or exchangeable for any shares of its Equity Securities, except for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock, each of which is convertible into Common Stock, the Series C Preferred Stock, which is convertible into Series D Preferred Stock, the Series D Preferred Stock, which is convertible into Series C Preferred Stock, the Class B Common Stock and the Class C Common Stock, which are convertible into Class A Common Stock, the BofA Warrants, which are exercisable for shares of Class B Common Stock, and Employee Incentive Securities which are exercisable for Class A Common Stock.

                  As of the consummation of the transactions contemplated in the Urso Merger Agreements, neither the Company nor Citadel shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities, except as expressly provided in the Stockholders Agreement, as amended as of the date of the Third Amendment.

                  As of the consummation of the transactions contemplated in the Urso Merger Agreements, no holder of Equity Securities or any other security of the Company or Citadel and no other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance and sale of the Shares and the issuance of Investor Stock, except for certain preemptive rights of the Original Investors in connection with the issuance of the Endeavour Stock and the Urso Stock that are enumerated in Section 2 of the Stockholders Agreement, which have been waived. Except for the Stockholders Agreement, the Voting Agreement, the BofA Proxy, the Endeavour Proxy, the Urso Proxy, the options previously granted to employees of Citadel, the Wilson Stock Options, the 1996 Equity Incentive Plan and options granted pursuant to the Deschutes Option Exchange Agreements, there are no agreements, arrangements or trusts between or for the benefit of the Company's or any Subsidiary's stockholders with respect to the voting or transfer of the Company's or such Subsidiary's Equity Securities or with respect to any other aspect of the Company's or such Subsidiary's affairs. Neither the Company nor Citadel has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities.

                  The Preferred Stock of the Company, when issued pursuant to the terms of this Agreement and pursuant to the terms of the Urso Merger Agreements, will have the rights, preferences, and privileges specified in the Seventh Amended and Restated

         Certificate of Incorporation and will be free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof, and restrictions on transfer imposed by the Securities Act or applicable state securities laws.

                  The Investor Stock is duly authorized and has been reserved for issuance upon conversion of the Investor Stock, and when issued upon such conversion in accordance with the terms of the Seventh Amended and Restated Certificate of Incorporation, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof.

             3. Representations and Warranties by Company and Citadel. Each of the Company and Citadel remakes each of the representations and warranties contained in Section 8 of the Securities Purchase and Exchange Agreement, as amended by this Third Amendment, to the Investors as of the date hereof.

             4. Representations, Warranties and Covenants of the Investors. Each of Urso and the Urso Co-Investors, on behalf of himself, herself or itself, severally and not jointly, makes each of the representations, warranties and covenants contained in Section 9.a of the Securities Purchase and Exchange Agreement, as amended by this Third Amendment, to and with the Company as of the date hereof. For purposes of the representations made by Urso and the Urso Co-Investors pursuant to Section 9.a of the Securities Purchase and Exchange Agreement and this Section 4 the term "Agreement" shall mean this Third Amendment and the term "Other Documents" shall mean the Urso Merger Agreements and the other agreements contemplated by the Urso Merger Agreements. Urso hereby certifies that he is an accredited investor, as that term is defined in Regulation D, Section 501 of the Securities Act. Each of the Urso Co-Investors represents and warrants that he or she is sophisticated in financial matters and is able to evaluate the risks and benefits of the Investor Stock being acquired by him or her. Each of Urso and the Urso Co-Investors understands that the Investor Stock being acquired by him or her is being delivered in reliance on exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, and acknowledgments of Urso and the Urso Co-Investors set forth herein to determine each such Investor's suitability to acquire the Investor Stock being acquired by him or her. Each of Urso and the Urso Co-Investors is acquiring the Investor Stock for such Investor's own accounts without a view to public distribution and, except as contemplated by this Agreement, the Other Documents and the Seventh Amended and Restated Certificate of Incorporation, such Investor has no contract, undertaking, agreement or arrangement to transfer, sell or otherwise dispose of any Investor Stock or any interest therein to any Person.

             5. Schedules. Schedules 4 through 13 of the schedules to the Securities Purchase and Exchange Agreement, as amended as of the date hereof, are attached to this

Third Amendment as Schedules 4 through 13. Each of the Company and Citadel represents and warrants that the information contained in Schedules 4 through 13 is complete and accurate. Each of Urso and the Urso Co-Investors represents and warrants that following the Contemplated Transactions to which he or she is a party, except as set forth in Schedule 14 to the Securities Purchase and Exchange Agreement, as amended as of the date hereof, attached to this Third Amendment as Schedule 14, he or she does not own in excess of 5 percent (5%) of the voting stock in, or serve as an officer or director of, any company engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers, or serve as a general partner in any partnership engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers. Each of Urso and the Urso Co-Investors represents and warrants that the information contained in Schedule 14 is complete and accurate.

         6. Notice. All notices and other communications provided for or permitted under the Securities Purchase and Exchange Agreement shall be made pursuant to Section 12(d) thereof to Urso and the Urso Co-Investors at the following initial addresses:

                               Philip J. Urso
                               255 Quaker Lane
                               Suites 500-800
                               Warwick, RI 02893
                               Facsimile: (401) 821-2726

             With copy to:         M. Linda Urso, Esq.
                               Urso Liguori Urso
                               85 Beach Street
                               P.O. Box 1277
                               Westerly, RI 02891-0900
                               Facsimile: (401) 596-7963

         7. Incorporation of Recitals. The Recitals set forth in this Third Amendment are incorporated herein.

         8. Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of Arizona should govern the enforceability and validity of this Third Amendment, the construction of its terms and the interpretation of the rights and duties of the parties; provided, however, that the laws of the State of Nevada shall govern the relationship between the Company and its stockholders.

         9. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

               [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        CITADEL COMMUNICATIONS CORPORATION


                                        By  /s/ Lawrence R. Wilson
                                           -------------------------------
                                        Its President


                                        CITADEL BROADCASTING COMPANY


                                        By  /s/ Lawrence R. Wilson
                                           -------------------------------
                                        Its President


                                        ABRY BROADCAST PARTNERS II, L.P.

                                        By  ABRY CAPITAL, L.P.
                                        Its General partner

                                            By  ABRY HOLDINGS, INC.
                                            Its General Partner

                                                By  /s/ Andrew Banks
                                                    -----------------------
                                                Its Attorney-in-Fact

                                        ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                        By  ABRY CAPITAL, L.P.
                                        Its General partner

                                            By  ABRY HOLDINGS, INC.
                                            Its General Partner

                                                By  /s/ Andrew Banks
                                                    -----------------------
                                                Its Attorney-in-Fact

               [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        BAKER, FENTRESS & COMPANY

                                        By  /s/ Scott E. Smith
                                           -------------------------------
                                        Its Executive Vice President

                                        OPPENHEIMER & CO., INC.

                                        By  /s/ Matthew J. Maryles
                                           -------------------------------
                                        Its Managing Director

                                        BANK OF AMERICA, NT&SA, a National
                                        Trust and Savings Association

                                        By  /s/ Robert F. Perille
                                           -------------------------------
                                        Its

                                        BOFA CO-INVESTORS:

                                                     *
                                           -------------------------------
                                           Christopher J. Perry

                                                     *
                                           -------------------------------
                                           Robert F. Perille

                                                     *
                                           -------------------------------
                                           M. Ann O'Brien

                                                     *
                                           -------------------------------
                                           Ford S. Bartholow

                                                     *
                                           -------------------------------
                                           Jeffrey M. Mann

                                                     *
                                           -------------------------------
                                           Matthew W. Clary

                                                     *
                                           -------------------------------
                                           Sheryl E. Bartol

                                                     *
                                           -------------------------------
                                           Andrea P. Joselit


                                        * By: /s/ Robert F. Perille
                                             ------------------------------
                                        Name:
                                        Attorney-In-Fact

               [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        ENDEAVOUR:

                                        THE ENDEAVOUR CAPITAL FUND LIMITED
                                        PARTNERSHIP

                                        By  DVS Management, Inc.
                                           -------------------------------
                                        Its General Partner

                                        By  /s/ John von Schlegell
                                           -------------------------------
                                        Its President

                                        ENDEAVOUR CO-INVESTORS:

                                                        *
                                        ----------------------------------
                                        Joseph P. Tennant

                                        THE SCHAFBUCH FAMILY TRUST
                                        u/a/d 2-15-94

                                            By:         *
                                               Richard M. Schafbuch, Trustee

                                            By:         *
                                               Susan P. Schafbuch, Trustee

                                        BABSON CAPITAL PARTNERS LIMITED
                                        PARTNERSHIP

                                        By              *
                                           ----------------------------------
                                        Its
                                           ----------------------------------

                                                        *
                                        ----------------------------------
                                        Tal Johnson

                                                        *
                                        ----------------------------------
                                        Edward T. Hardy

                                                        *
                                        ----------------------------------
                                        Ralph W. McKee

                                        *  By: /s/ John von Schlegell
                                              ----------------------------
                                        Name:  John von Schlegell
                                        Attorney-In-Fact

               [SIGNATURE PAGE FOR THIRD AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]


                                        URSO:

                                        /s/ Philip J. Urso
                                        ----------------------------------
                                        Philip J. Urso
                                        Address:


                                        URSO CO-INVESTORS:


                                        /s/ Phillip Norton
                                        ----------------------------------
                                        Phillip Norton

                                        /s/ Richard Poholek
                                        ----------------------------------
                                        Richard Poholek

                                        /s/ Karen Kutniewski
                                        ----------------------------------
                                        Karen Kutniewski

                                        /s/ Pat Bowen
                                        ----------------------------------
                                        Pat Bowen

                                        /s/ Tom Jenkins
                                        ----------------------------------
                                        Tom Jenkins

                                        /s/ Juliet Rice
                                        ----------------------------------
                                        Juliet Rice

                                        /s/ Jeff Thompson
                                        ----------------------------------
                                        Jeff Thompson

                                        /s/ M. Linda Urso
                                        ----------------------------------
                                        M. Linda Urso

                                        /s/ Mark Urso
                                        ----------------------------------
                                        Mark Urso